UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 15, 2026

KRYSTAL BIOTECH, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-38210	82-1080209
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2100 Wharton Street, Suite 701		15203
Pittsburgh,	Pennsylvania
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code (412) 586-5830
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	KRYS	Nasdaq Global Select Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company    ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the
Exchange Act.                                                    ☐

Item 7.01     Regulation FD Disclosure.

On October 15, 2026, Krystal Biotech, Inc. (the “Company”) issued a press release announcing clinical data from its Gorlin Syndrome Pilot Study evaluating KB113 for the treatment of basal cell carcinomas in patients with Gorlin syndrome. The data will be presented by study investigator Shireen V. Guide, MD, in a poster entitled “Use of an HSV-1-Based Immunotherapy, KB113, to Treat Basal Cell Carcinoma in Patients with Gorlin Syndrome” at the 14th Pediatric Dermatology Research Alliance (PeDRA) Annual Conference, being held October 15–17, 2026 in Alexandria, Virginia. Copies of the press release and the poster are furnished as Exhibit 99.1 and Exhibit 99.2, respectively, to this Current Report on Form 8-K and are incorporated herein by reference. The press release and poster are also available on the “Investors” section of the Company's website at www.krystalbio.com.

The information in this Item 7.01 of this Current Report on Form 8-K, including Exhibits 99.1 and 99.2, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that Section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 9.01    Financial Statements and Exhibits.

(d)    Exhibits.

Exhibit No.	Description

99.1	Press Release of Krystal Biotech, Inc., dated October 15, 2026
99.2	Poster entitled “Use of an HSV-1-Based Immunotherapy, KB113, to Treat Basal Cell Carcinoma in Patients with Gorlin Syndrome”
104	Cover Page Interactive Data file (embedded within the Inline XBRL document)

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 15, 2026	KRYSTAL BIOTECH, INC.

	By:	/s/ Krish S. Krishnan
	Name:	Krish S. Krishnan
	Title:	Chairman and Chief Executive Officer